Virtus Greater Asia ex Japan Opportunities Fund

and Virtus Greater European Opportunities Fund,

each a series of Virtus Opportunities Trust

Supplement dated March 28, 2013 to the Summary Prospectuses dated January 31, 2013 and the Statutory Prospectus dated January 31, 2013

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED MARCH 6, 2013 TO THE ABOVE-REFERENCED PROSPECTUSES. THIS SUPPLEMENT CONTAINS ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGEMENT TEAM FOR VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND.

IMPORTANT NOTICE TO INVESTORS

The following changes are effective March 1, 2013.

Virtus Greater Asia ex Japan Opportunities Fund

The disclosure under “Portfolio Management” in the fund’s summary prospectus and summary section of the statutory prospectus is hereby revised to read:

➢ Brian Bandsma, Portfolio Manager at Vontobel. Mr. Bandsma has served as a Co-Portfolio Manager of the fund since March 2013.

➢ Rajiv Jain, Managing Director at Vontobel. Mr. Jain has served as the Lead Portfolio Manager of the fund since March 2013, and served as the sole Portfolio Manager of the fund from inception in April 2009 through February 2013.

Virtus Greater European Opportunities Fund

The disclosure under “Portfolio Management” in the fund’s summary prospectus and summary section of the statutory prospectus is hereby revised to read:

➢  Matthew Benkendorf, Executive Director at Vontobel. Mr. Benkendorf has served as the Lead Portfolio Manager of the fund since March 2013, and served as the sole Portfolio Manager of the fund from inception in April 2009 through February 2013.

➢  Rajiv Jain, Managing Director at Vontobel. Mr. Jain has served as a Co-Portfolio Manager of the fund since March 2013.

➢  Daniel Kranson, CFA, Portfolio Manager at Vontobel. Mr. Kranson has served as a Co-Portfolio Manager of the fund since March 2013.

Both Funds

Under “Vontobel” on page 182 of the statutory prospectus, the rows of the table relating to the funds are hereby revised to read:

Virtus Greater Asia ex Japan Opportunities Fund	Brian Bandsma (since March 2013) Rajiv Jain (since the fund’s inception in 2009)
Virtus Greater European Opportunities Fund	Matthew Benkendorf (since the fund’s inception in 2009) Rajiv Jain (since March 2013) Daniel Kranson, CFA (since March 2013)

Additionally, the disclosure under the table is hereby revised to read:

Brian Bandsma. Mr. Bandsma is Portfolio Manager, Far East Equity ex Japan of Vontobel. He joined Vontobel in 2002 as a senior research analyst with a primary focus on information technology, financials, telecommunications and consumer discretionary stocks. Previously, he was a senior associate and analyst at Sanford C. Bernstein & Co. (from 1998 to 2002).

Matthew Benkendorf. Mr. Benkendorf is an Executive Director (since April 2012; previously Director from July 2009 to April 2012; Vice President from 2007 to 2009; and Assistant Vice President from 2005 to 2007) and a Senior Research Analyst of Vontobel. Mr. Benkendorf joined Vontobel in 1999 as a Portfolio Administrator. He has been working on the European equity strategy team since 2001.

Daniel Kranson, CFA. Mr. Kranson is Portfolio Manager, European Equity of Vontobel. He joined Vontobel in 2007 as a senior research analyst with a primary focus on consumer staples, energy, health care, and materials stocks. Previously, he was at Scout Capital Management as an analyst (from 2006 to 2007) and at Sanford C. Bernstein & Co. as a sell side analyst (from 1999 to 2006).

Rajiv Jain. Mr. Jain is a Managing Director (since 2002) of Vontobel. He joined Vontobel in 1994 as an equity analyst and associate manager of its international equity portfolios. He has been a portfolio manager of Vontobel’s global equity products since 2002.

All other disclosure concerning the funds, including fees, expenses and principal investment strategies remains unchanged.

Investors should retain this supplement with

the Prospectuses for future reference.

VOT 8020/GrAsia&GrEuropeanPMAdds3 (3/2013)